UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

Norris Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55695	46-5034746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4102 Palo Pinto St, Suite B Weatherford, Texas	76086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (855) 809-6900

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock	NRIS	OTCMKTS

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1*	Letter from BDO USA, P.C., dated February 12, 2026, addressed to the Board of Directors of the Registrant.

16.1**	Letter from BDO USA, P.C., dated February 19, 2026, addressed to the Securities and Exchange Commission.

104*	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*	Previously filed
**	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to the report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NORRIS INDUSTRIES, Inc.

Dated: February 20, 2026	By:	/s/ Patrick L. Norris
Patrick L. Norris,
Chief Executive Officer